                                                                  EXHIBIT 99.(r)

                           POWER OF ATTORNEY FOR SIGNATURE

The undersigned constitutes William J. Ballou, Suzan M. Barron, Nancy L. Conlin, Ellen Harrington, Timothy J. Jacoby, John M. Loder and John W. Reading individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee of Colonial Investment Grade Bond Fund. This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed as an exhibit to any registration statement or amendment to a registration statement of Colonial Investment Grade Bond Fund, and I request that this Power of Attorney constitute authority to sign additional amendments and registration statements by virtue of its incorporation by reference into any registration statements or amendments for Colonial Investment Grade Bond Fund.

In witness whereof, I have signed this Power of Attorney on this 15th day of December, 1999.


                                            /s/ Thomas E. Stitzel
                                            --------------------------------
                                            Thomas E. Stitzel

                         POWER OF ATTORNEY FOR SIGNATURE

The undersigned constitutes William J. Ballou, Suzan M. Barron, Nancy L. Conlin, Ellen Harrington, Timothy J. Jacoby, John M. Loder and John W. Reading individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee of Colonial Investment Grade Bond Fund. This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed as an exhibit to any registration statement or amendment to a registration statement of Colonial Investment Grade Bond Fund, and I request that this Power of Attorney constitute authority to sign additional amendments and registration statements by virtue of its incorporation by reference into any registration statements or amendments for Colonial Investment Grade Bond Fund.

In witness whereof, I have signed this Power of Attorney on this 15th day of December, 1999.


                                               /s/ Salvatore Macera
                                               --------------------------------
                                               Salvatore Macera

                         POWER OF ATTORNEY FOR SIGNATURE

The undersigned constitutes William J. Ballou, Suzan M. Barron, Nancy L. Conlin, Ellen Harrington, Timothy J. Jacoby, John M. Loder and John W. Reading individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee of Colonial Investment Grade Bond Fund. This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed as an exhibit to any registration statement or amendment to a registration statement of Colonial Investment Grade Bond Fund, and I request that this Power of Attorney constitute authority to sign additional amendments and registration statements by virtue of its incorporation by reference into any registration statements or amendments for Colonial Investment Grade Bond Fund.

In witness whereof, I have signed this Power of Attorney on this 15th day of December, 1999.


                                                /s/ John V. Carberry
                                                --------------------------------
                                                John V. Carberry

                         POWER OF ATTORNEY FOR SIGNATURE

The undersigned constitutes William J. Ballou, Suzan M. Barron, Nancy L. Conlin, Ellen Harrington, Timothy J. Jacoby, John M. Loder and John W. Reading individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee of Colonial Investment Grade Bond Fund. This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed as an exhibit to any registration statement or amendment to a registration statement of Colonial Investment Grade Bond Fund, and I request that this Power of Attorney constitute authority to sign additional amendments and registration statements by virtue of its incorporation by reference into any registration statements or amendments for Colonial Investment Grade Bond Fund.

In witness whereof, I have signed this Power of Attorney on this 15th day of December, 1999.


                                             /s/ Anne-Lee Verville
                                             --------------------------------
                                             Anne-Lee Verville

                         POWER OF ATTORNEY FOR SIGNATURE

The undersigned constitutes William J. Ballou, Suzan M. Barron, Nancy L. Conlin, Ellen Harrington, Timothy J. Jacoby, John M. Loder and John W. Reading individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee of Colonial Investment Grade Bond Fund. This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed as an exhibit to any registration statement or amendment to a registration statement of Colonial Investment Grade Bond Fund, and I request that this Power of Attorney constitute authority to sign additional amendments and registration statements by virtue of its incorporation by reference into any registration statements or amendments for Colonial Investment Grade Bond Fund.

In witness whereof, I have signed this Power of Attorney on this 15th day of December, 1999.



                                             /s/ Tom Bleasdale
                                             --------------------------------
                                             Tom Bleasdale

                         POWER OF ATTORNEY FOR SIGNATURE

The undersigned constitutes William J. Ballou, Suzan M. Barron, Nancy L. Conlin, Ellen Harrington, Timothy J. Jacoby, John M. Loder and John W. Reading individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee of Colonial Investment Grade Bond Fund. This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed as an exhibit to any registration statement or amendment to a registration statement of Colonial Investment Grade Bond Fund, and I request that this Power of Attorney constitute authority to sign additional amendments and registration statements by virtue of its incorporation by reference into any registration statements or amendments for Colonial Investment Grade Bond Fund.

In witness whereof, I have signed this Power of Attorney on this 15th day of December, 1999.


                                              /s/ Lora S. Collins
                                              --------------------------------
                                              Lora S. Collins

                         POWER OF ATTORNEY FOR SIGNATURE



The undersigned constitutes William J. Ballou, Suzan M. Barron, Nancy L. Conlin, Ellen Harrington, Timothy J. Jacoby, John M. Loder and John W. Reading individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee of Colonial Investment Grade Bond Fund. This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed as an exhibit to any registration statement or amendment to a registration statement of Colonial Investment Grade Bond Fund, and I request that this Power of Attorney constitute authority to sign additional amendments and registration statements by virtue of its incorporation by reference into any registration statements or amendments for Colonial Investment Grade Bond Fund.

In witness whereof, I have signed this Power of Attorney on this 15th day of December, 1999.


                                            /s/ James E. Grinnell
                                            --------------------------------
                                            James E. Grinnell

                         POWER OF ATTORNEY FOR SIGNATURE

The undersigned constitutes William J. Ballou, Suzan M. Barron, Nancy L. Conlin, Ellen Harrington, Timothy J. Jacoby, John M. Loder and John W. Reading individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee of Colonial Investment Grade Bond Fund. This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed as an exhibit to any registration statement or amendment to a registration statement of Colonial Investment Grade Bond Fund, and I request that this Power of Attorney constitute authority to sign additional amendments and registration statements by virtue of its incorporation by reference into any registration statements or amendments for Colonial Investment Grade Bond Fund.

In witness whereof, I have signed this Power of Attorney on this 15th day of December, 1999.


                                               /s/ Richard W. Lowry
                                               --------------------------------
                                               Richard W. Lowry

                         POWER OF ATTORNEY FOR SIGNATURE

The undersigned constitutes William J. Ballou, Suzan M. Barron, Nancy L. Conlin, Ellen Harrington, Timothy J. Jacoby, John M. Loder and John W. Reading individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee of Colonial Investment Grade Bond Fund. This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed as an exhibit to any registration statement or amendment to a registration statement of Colonial Investment Grade Bond Fund, and I request that this Power of Attorney constitute authority to sign additional amendments and registration statements by virtue of its incorporation by reference into any registration statements or amendments for Colonial Investment Grade Bond Fund.

In witness whereof, I have signed this Power of Attorney on this 15th day of December, 1999.


                                                /s/ William E. Mayer
                                                --------------------------------
                                                William E. Mayer

                        POWER OF ATTORNEY FOR SIGNATURE

The undersigned constitutes William J. Ballou, Suzan M. Barron, Nancy L. Conlin, Ellen Harrington, Timothy J. Jacoby, John M. Loder and John W. Reading individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee of Colonial Investment Grade Bond Fund. This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed as an exhibit to any registration statement or amendment to a registration statement of Colonial Investment Grade Bond Fund, and I request that this Power of Attorney constitute authority to sign additional amendments and registration statements by virtue of its incorporation by reference into any registration statements or amendments for Colonial Investment Grade Bond Fund.

In witness whereof, I have signed this Power of Attorney on this 15th day of December, 1999.


                                                /s/ James L. Moody, Jr.
                                                --------------------------------
                                                James L. Moody, Jr.

                         POWER OF ATTORNEY FOR SIGNATURE

The undersigned constitutes William J. Ballou, Suzan M. Barron, Nancy L. Conlin, Ellen Harrington, Timothy J. Jacoby, John M. Loder and John W. Reading individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee of Colonial Investment Grade Bond Fund. This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed as an exhibit to any registration statement or amendment to a registration statement of Colonial Investment Grade Bond Fund, and I request that this Power of Attorney constitute authority to sign additional amendments and registration statements by virtue of its incorporation by reference into any registration statements or amendments for Colonial Investment Grade Bond Fund.

In witness whereof, I have signed this Power of Attorney on this 15th day of December, 1999.


                                             /s/ John J. Neuhauser
                                             --------------------------------
                                             John J. Neuhauser

                         POWER OF ATTORNEY FOR SIGNATURE

The undersigned constitutes William J. Ballou, Suzan M. Barron, Nancy L. Conlin, Ellen Harrington, Timothy J. Jacoby, John M. Loder and John W. Reading individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee of Colonial Investment Grade Bond Fund. This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed as an exhibit to any registration statement or amendment to a registration statement of Colonial Investment Grade Bond Fund, and I request that this Power of Attorney constitute authority to sign additional amendments and registration statements by virtue of its incorporation by reference into any registration statements or amendments for Colonial Investment Grade Bond Fund.

In witness whereof, I have signed this Power of Attorney on this 15th day of December, 1999.


                                               /s/ Robert L. Sullivan
                                               --------------------------------
                                               Robert L. Sullivan